SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                         Date of Report: April 15, 2003




                             CENTRAL WIRELESS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


           Utah                     033-14065                 87-0476117
           ----                     ---------                 ----------
      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)


4333 South Tamiami Trail, Suite E, Sarasota, Florida            34231
----------------------------------------------------            -----
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:         (941) 929-1534
                                                            --------------

                                 e resources inc
                                 ---------------
                           (Former Name of Registrant)

Item 4.     Change in Registrant's Certifying Accountant.

            (a)   Previous Independent Accountants

            (1) (i) Effective April 15, 2003, Central Wireless, Inc. (the "Registrant") dismissed Hein + Co. ("Hein + Co.") as its independent certified public accountants.

            (ii) Hein + Co.'s report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.

            (iii) The change of independent accountants was approved by the Registrant's Board of Directors on April 14, 2003.

            (iv) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through April 15, 2003, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            (v) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through April 15, 2003, Hein + Co. did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

            (vi) The Registrant requested Hein + Co. to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

            (b)   New Independent Accountants

            On April 16, 2003, the Registrant engaged Bobbitt Pittenger & Company, P.A. ("Bobbitt Pittenger") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult Bobbitt Pittenger on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Bobbitt Pittenger.


Item 7.  Exhibits

Exhibit 99.1              Letter dated July 9, 2003, from Hein + Co.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2003                       CENTRAL WIRELESS, INC.

                                         By:  /s/ Kenneth W. Brand
                                              --------------------
                                         Name: Kenneth W. Brand
                                         Its:  President